UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2024
CNH INDUSTRIAL N.V.
(Exact name of registrant as specified in its charter)

Netherlands	001-36085	98-1125413
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cranes Farm Road, Basildon, Essex, SS14 3AD, United Kingdom	N/A
(Address of principal executive offices)	(Zip Code)
+44 2079 251964
(Registrant’s telephone number including area code)

N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value €0.01	CNHI	New York Stock Exchange
3.850% Notes due 2027	CNHI27	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934(§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 3, 2024, as reported below in Item 5.07, the shareholders of CNH Industrial N.V. (the “Company”) approved the plan to grant rights to subscribe for common shares of the Company to be used for making grants to non-executive directors under the Company’s Directors’ Compensation Plan (the “DCP”) and the Company’s Equity Incentive Plan. In connection with such approval, the Equity Incentive Plan was amended and restated (as amended and restated, the “Amended and Restated EIP”) and the DCP was amended (the “Amended DCP”), in each case to permit the Company’s non-executive directors to receive grants of equity-based awards thereunder.
The terms of the Amended and Restated EIP and the Amended DCP are described in more detail in the Proxy Statement, which descriptions are incorporated herein by reference. The descriptions of the Amended and Restated EIP and the DCP contained herein and incorporated by reference from the Proxy Statement are qualified in their entirety by reference to the full texts of the Amended and Restated EIP and the DCP, which are filed as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders
The Company held its annual general meeting of shareholders on May 3, 2024 (the “AGM”). As of April 5, 2024, the record date for the AGM, the Company’s issued share capital amounted to 1,364,400,196 common shares and 396,474,276 special voting shares, each share having a nominal value of one eurocent, including 106,918,372 common shares and 25,477,191 special voting shares held in treasury. Each share carries one vote. No votes can be cast for any treasury shares held by the Company. At the AGM 87.32% of all outstanding shares in the capital of the Company were present or represented. The total number of voting rights at the AGM amounted to 1,421,918,407.
Set forth below are the voting results for each resolution submitted to a vote of the Company’s shareholders at the AGM. In accordance with the Company’s Articles of Association, votes abstained and broker non-votes have not been calculated as part of the votes cast at the AGM. Broker non-votes were not recorded as part of the votes cast at the AGM.
Resolutions 1.a. – 1.i.: Proposal to re-appoint executive and non-executive directors
All nominees for appointment to the Board were appointed, each to a one-year term. Voting results are set out in the table below. However, as previously announced by the Company, Scott W. Wine, Executive Director and Chief Executive Officer, has announced his resignation as Executive Director and Chief Executive Officer of the Company, as well as from all other positions that he holds with the Company, effective as of July 1, 2024.

Director	For	%	Against	%	Votes Validly Cast Total	Abstain	Broker Non-Vote
Suzanne Heywood	1,180,532,340	83.05	240,947,590	16.95	1,421,479,930	438,477	N/A
Scott W. Wine	1,418,778,608	99.80	2,813,591	0.20	1,421,592,199	326,208	N/A
Elizabeth Bastoni	1,404,424,839	98.79	17,158,690	1.21	1,421,583,529	334,878	N/A
Howard W. Buffett	1,334,324,883	93.86	87,267,527	6.14	1,421,592,410	325,997	N/A
Richard J. Kramer	1,418,036,892	99.76	3,385,738	0.24	1,421,422,630	495,777	N/A
Karen Linehan	1,409,963,520	99.18	11,617,916	0.82	1,421,581,436	336,971	N/A
Alessandro Nasi	975,269,668	68.61	446,234,501	31.39	1,421,504,169	414,238	N/A
Vagn Sørensen	1,047,789,056	73.72	373,556,667	26.28	1,421,345,723	572,684	N/A
Åsa Tamsons	1,418,333,041	99.78	3,126,050	0.22	1,421,459,091	459,316	N/A
Resolution 2.a.: Approval of Remuneration Policy
This resolution requested that shareholders approve an amendment to the remuneration policy to provide that non-executive directors are allowed to receive grants of equity awards as part of their compensation, and was approved with the following vote:

For	%	Against	%	Votes Validly Cast Total	Abstain	Broker Non-Vote
1,075,268,999	75.74	344,428,078	24.26	1,419,697,077	2,221,330	N/A
Resolution 2.b.: Approval of the plan to grant rights to subscribe for Common Shares to non-executive directors under Equity Incentive Plans
This resolution requested that shareholders approve the issuance of rights to subscribe for up to 250,000 common shares to be used for making grants to non-executive directors under the [Amended DCP][Company’s Directors’ Compensation Plan] and in accordance with the Amended and Restated EIP and remuneration policy, and was approved with the following vote:

For	%	Against	%	Votes Validly Cast Total	Abstain	Broker Non-Vote
1,405,406,810	98.98	14,535,370	1.02	1,419,942,180	1,976,227	N/A

Resolution 3.a.: Adoption of the 2023 Annual Financial Statements
The resolution requested that shareholders approve the 2023 Annual Financial Statements and was approved with the following vote:

For	%	Against	%	Votes Validly Cast Total	Abstain	Broker Non-Vote
1,420,028,194	99.97	487,316	0.03	1,420,515,510	1,402,897	N/A
Resolution 3.c.: Proposal of a dividend for 2023
This resolution requested that shareholders approve a dividend payment of $0.47 per outstanding common share and was approved with the following vote:

For	%	Against	%	Votes Validly Cast Total	Abstain	Broker Non-Vote
1,420,880,702	99.95	734,795	0.05	1,421,615,497	302,910	N/A
Resolution 3.d.: Discharge the executive directors and non-executive directors of the Board during the financial year 2023 for performance of their duties in 2023
This resolution requested that the executive and the non-executive directors be discharged for the performance of their duties in 2023. This release of liability is limited to facts known on the basis of the 2023 annual report, the 2023 Annual Financial Statements and disclosures and statements made during the AGM. This resolution was approved with the following vote:

For	%	Against	%	Votes Validly Cast Total	Abstain	Broker Non-Vote
1,410,742,858	99.35	9,267,625	0.65	1,420,010,483	1,907,924	N/A
Resolution 4: Re-appointment of independent auditor
The proposal to re-appoint Deloitte Accountants B.V. as the Company’s independent auditor for the 2025 financial year was approved with the following vote:

For	%	Against	%	Votes Validly Cast Total	Abstain	Broker Non-Vote
1,413,133,462	99.41	8,320,780	0.59	1,421,454,242	464,165	N/A
Resolution 5.a.: Authorization to issue shares and/or grant rights to subscribe for shares
This resolution requested that shareholders authorize the Board, for a period of 18 months beginning on May 3, 2024, to issue shares or grant rights to subscribe for shares. The authorization is limited to 10% of the Company’s issued share capital as of the date of the AGM. The authorization may be used in connection with awards under the Company’s equity incentive plans, but may also serve other purposes, such as the funding of acquisitions. This resolution was approved with the following vote:

For	%	Against	%	Votes Validly Cast Total	Abstain	Broker Non-Vote
1,419,845,957	99.88	1,698,018	0.12	1,421,543,975	374,432	N/A
Resolution 5.b.: Authorization to limit or exclude pre-emptive rights
This resolution requested that shareholders authorize the Board for a period of 18 months, beginning May 3, 2024, to restrict or exclude shareholders’ pre-emptive rights in relation to the issue of shares or the granting of rights to subscribe for shares pursuant to the authorization under resolution 5.a. This resolution was approved with the following vote:

For	%	Against	%	Votes Validly Cast Total	Abstain	Broker Non-Vote
1,417,410,338	99.71	4,069,853	0.29	1,421,480,191	438,216	N/A

Resolution 5.c.: Authorization to repurchase own shares
This resolution requested that shareholders authorize the Board for a period of 18 months, beginning on May 3, 2024, to acquire common shares in its own share capital on the New York Stock Exchange or through other means (including but not limited to derivatives, private, over-the-counter, or block trades or otherwise), subject to terms set forth in the AGM materials. This resolution was approved with the following vote:

For	%	Against	%	Votes Validly Cast Total	Abstain	Broker Non-Vote
1,416,639,958	99.73	3,871,195	0.27	1,420,511,153	1,407,254	N/A

Item 7.01 Regulation FD Disclosure
On May 3, 2024, the Company issued a press release announcing the voting results at the AGM. A copy of the press release is attached hereto as Exhibit 99.1.
The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 10.1	Equity Incentive Plan, as amended and restated May 3, 2024
Exhibit 10.2	Directors' Compensation Plan, as amended and restated May 3, 2024
Exhibit 99.1	Press release, dated May 3, 2024, titled: “CNH Industrial announces voting results of 2024 Annual General Meeting and publishes 2023 Sustainability Report”
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH INDUSTRIAL N.V.

	By:	/s/ Roberto Russo
	Name:	Roberto Russo
	Title:	Chief Legal and Compliance Officer
Date: May 9, 2024